JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated June 22, 2018 to PROSPECTUSES dated April 30, 2018

Changes to Portfolio Expense Information

This Supplement applies to VENTURE® 4 SERIES VARIABLE ANNUITY, VENTURE® 7 SERIES VARIABLE ANNUITY, VENTURE® FRONTIER VARIABLE ANNUITY, VENTURE® OPPORTUNITY A-SERIES VARIABLE ANNUITY and VENTURE® OPPORTUNITY O-SERIES VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus dated April 30, 2018 for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.

Purpose of this Supplement

This Supplement announces changes to the maximum total operating expenses due to an increase in certain of the Contracts’ underlying John Hancock Variable Insurance Trust (“JHVIT”) Portfolio fees and expenses: namely, the JHVIT Managed Volatility Growth Portfolio. Accordingly, the following section replaces the corresponding sections in “III. Fee Tables” in the Annuity Prospectus:

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

	Venture® 4 Series, Venture® 7 Series, Venture® Frontier, Venture® Opportunity A-Series and Venture® Opportunity O-Series with IPFL 6.11 Series Rider		Venture® 4 Series, Venture® 7 Series, Venture® Frontier, Venture® Opportunity A-Series and Venture® Opportunity O-Series without IPFL 6.11 Series Rider
Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2017)	Minimum	Maximum	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees and other expenses	0.85%	0.91%	0.51%	0.97%

You should retain this Supplement for future reference.

Supplement dated June 22, 2018

6/18:VAPS51	333-176431	333-172474
	333-169795	333-172475
	333-176427	333-169797
333-172473
333-172476